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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported)   September 12, 2000
                                                        ------------------




                          Sierra Pacific Power Company
                          ----------------------------

             (Exact name of registrant as specified in its charter)

                NEVADA                             0-508                        88-0044418
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
   (State or other jurisdiction of              (Commission                (I.R.S. Employer
   incorporation or organization)               File Number)               Identification No.)


P.O. Box 10100 (6100 Neil Road), Reno, Nevada                                 89520-0400
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   (Address of principal executive offices)                                  (Zip Code)



Registrant's telephone number, including area code:    (775) 834-4011
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                                     None
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(Former name, former address and former fiscal year, if changed since last report)
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Item  5.  Other Events
----------------------

     On September 7, 2000, Sierra Pacific Resources, the parent corporation of Sierra Pacific Power Company (the "COMPANY"), issued a press release announcing that the Company intends to sell its water business.

     A copy of the press release, dated September 7, 2000, relating to the above described matter is attached as Exhibits 99. hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------


     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not required

     (b)  Pro forma financial information.
          -------------------------------

          Not required

     (c)  Exhibits.
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          99.1 Sierra Pacific Resources- Press Release issued September 7, 2000
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                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   Sierra Pacific Power Company

Date:  September 12, 2000                           By:     /s/   Mark A. Ruelle
       ------------------                                  --------------------
                                                      Mark A. Ruelle
                                                    Senior Vice President
                                           Chief Financial Officer and Treasurer
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                                 Exhibit Index
                                 -------------

Exhibit   99.1

     Sierra Pacific Resources- Press Release issued September 7, 2000.